EXHIBIT 10.72
Compensation Committee Resolutions
Stock Options

RESOLVED, that the Compensation Committee hereby approves the following amendments to the Corporation’s stock option plans substantially in the form presented below, together with any other amendments to such plans that any of the President, the Chief Financial Officer, the Treasurer, any Vice President, and the Secretary of the Corporation may in his/her sole judgment deem necessary, proper or advisable to conform such stock option plans to the amendments set forth below.

NAVISTAR INTERNATIONAL CORPORATION
2004 PERFORMANCE INCENTIVE PLAN

WHEREAS, Navistar International Corporation (the "Corporation") maintains the Navistar International Corporation 2004 Performance Incentive Plan, as it may be amended from time to time (the "2004 Plan"); and

WHEREAS, the 2004 Plan, in relevant part, generally reserves to the Committee on Compensation and Governance of the Corporations' Board of Directors (n/k/a the Compensation Committee) (the "Committee") the right to modify the 2004 Plan at any time, provided that no amendment to the 2004 Plan shall, without the consent of the affected participant, terminate or adversely affect any right or obligation under any stock option or other award previously granted thereunder;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 2004 Plan, effective as of the date of these resolutions, as follows:

1. A new sentence is added at the end of Section XVII to read in its entirety as follows:

"Without limiting the generality of the preceding sentence, in no event shall the Plan or any Award Agreement be amended to eliminate or otherwise adversely affect the election rights provided to a Participant pursuant to Section XX of the Plan without the written consent of the affected Participant."

2. A new sentence is added at the end of Section XX to read in its entirety as follows:

"Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, each Participant may elect, in a form and manner determined by the Corporation, that any Stock Option held by the Participant at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of Federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the Fair Market Value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the Exercise Price under the Stock Option multiplied by (b) the number of shares of Common Stock subject to the Stock Option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment, provided that this election will apply in respect of an Incentive Stock Option outstanding at the time of the addition of this sentence to the Plan only if the holder of the Incentive Stock Option consents, during a period of less than 30 days following the addition of this sentence to the Plan, to its application to the Incentive Stock Option."

NAVISTAR 1998 NON-EMPLOYEE DIRECTOR
STOCK OPTION PLAN

RESOLVED, that the Compensation Committee hereby recommends that the Board approve the following preamble and resolutions:

WHEREAS, Navistar International Corporation (the "Corporation") maintains the Navistar 1998 Non-Employee Director Stock Option Plan, as it may be amended from time to time (the "1998 Directors Plan"); and

WHEREAS, the 1998 Plan, in relevant part, generally reserves to the Corporation's Board of Directors (the "Board") the right to modify the 1998 Directors Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the 1998 Directors Plan, effective as of the date of these resolutions, as follows:

1. A new sentence is added at the end of Section 14 to read in its entirety as follows:

"Without limiting the generality of the preceding sentence, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a holder of an option pursuant to Section 16 of the Plan without the written consent of the affected holder."

2. A new Section 16 is added to read in its entirety as follows:

"16. Special Rule Upon Certain Changes in Control

Notwithstanding any provision of the Plan to the contrary, in the event of a change in control (within the meaning of Section 7), each holder of an option may elect, in a form and manner determined by the Corporation, that any option held by the holder at the time of the change in control whose exercise in accordance with the terms of the Plan is prohibited at the time of the change in control by reason of the application of Federal or state securities laws shall be canceled effective as of the change in control in exchange for a cash payment from the Corporation equal to (i) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the change in control (or, if none, the fair market value of a share of Common Stock on the date of the change in control (determined as the average of the high and low prices of the Common Stock on such day as listed on that national exchange or over-the-counter security market on which such Common Stock is trading at the time ) or, if not a trading day, on the last trading day preceding the date of the change in control) over the purchase price under the option multiplied by (ii) the number of shares of Common Stock subject to the option."

NAVISTAR 1988 NON-EMPLOYEE DIRECTOR
STOCK OPTION PLAN

RESOLVED, that the Compensation Committee hereby recommends that the Board approve the following preamble and resolutions:

WHEREAS, Navistar International Corporation (the "Corporation") maintains the Navistar 1988 Non-Employee Director Stock Option Plan, as it may be amended from time to time (the "1988 Directors Plan"); and

WHEREAS, the 1988 Plan, in relevant part, generally reserves to the Corporation's Board of Directors (the "Board") the right to modify the 1988 Directors Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the 1988 Directors Plan, effective as of the date of these resolutions, as follows:

1. A new sentence is added at the end of Section 14 to read in its entirety as follows:

"Without limiting the generality of the preceding sentence, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a holder of an option pursuant to Section 16 of the Plan without the written consent of the affected holder."

2. A new Section 15 is added to read in its entirety as follows:

"15. Special Rule Upon Certain Changes in Control

Notwithstanding any provision of the Plan to the contrary, in the event of a change in control (within the meaning of Section 7), each holder of an option may elect, in a form and manner determined by the Corporation, that any option held by the holder at the time of the change in control whose exercise in accordance with the terms of the Plan is prohibited at the time of the change in control by reason of the application of Federal or state securities laws shall be canceled effective as of the change in control in exchange for a cash payment from the Corporation equal to (i) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the change in control (or, if none, the fair market value of a share of Common Stock on the date of the change in control (determined as the average of the high and low prices of the Common Stock on such day as listed on that national exchange or over-the-counter security market on which such Common Stock is trading at the time) or, if not a trading day, on the last trading day preceding the date of the change in control) over the purchase price under the option multiplied by (ii) the number of shares of Common Stock subject to the option."

NAVISTAR 1994 PERFORMANCE INCENTIVE PLAN

WHEREAS, Navistar International Corporation (the "Corporation") maintains the Navistar 1994 Performance Incentive Plan, as it may be amended from time to time (the "1994 Plan"); and

WHEREAS, the 1994 Plan, in relevant part, generally reserves to the Committee on Compensation and Governance of the Corporations' Board of Directors (n/k/a the Compensation Committee) (the "Committee") the right to modify the 1994 Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1994 Plan, effective as of the date of these resolutions, as follows:

1. A new sentence is added at the end of Section XIII to read in its entirety as follows:

"Notwithstanding the first sentence of this Section XIII, in no event shall the Plan or any Award be amended to eliminate or otherwise adversely affect the election rights provided to a Participant pursuant to Section XVI of the Plan without the written consent of the affected Participant."

2. A new sentence is added at the end of Section XVI to read in its entirety as follows:

"Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, each Participant may elect, in a form and manner determined by the Corporation, that any Stock Option held by the Participant at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of Federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the Fair Market Value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the exercise price under the Stock Option multiplied by (b) the number of shares of Common Stock subject to the Stock Option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment, provided that this election will apply in respect of an Incentive Stock Option outstanding at the time of the addition of this sentence to the Plan only if the holder of the Incentive Stock Option consents, during a period of less than 30 days following the addition of this sentence to the Plan, to its application to the Incentive Stock Option."

NAVISTAR INTERNATIONAL CORPORATION
1998 INTERIM STOCK PLAN

WHEREAS, Navistar International Corporation (the "Corporation") maintains the Navistar International Corporation 1998 Interim Stock Plan, as it may be amended from time to time (the "1998 Interim Plan"); and

WHEREAS, the 1998 Interim Plan, in relevant part, generally reserves to the Committee on Compensation and Governance of the Corporations' Board of Directors (n/k/a the Compensation Committee) (the "Committee") the right to modify the 1998 Interim Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1998 Interim Plan, effective as of the date of these resolutions, as follows:

1. A new sentence is added at the end of Section VII to read in its entirety as follows:

"Notwithstanding the first sentence of this Section VII, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a Participant pursuant to Section XI of the Plan without the written consent of the affected Participant."

2. A new Section XI is added to read in its entirety as follows:

"SECTION XI
SPECIAL RULE UPON CERTAIN CHANGES IN CONTROL

Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, each Participant may elect, in a form and manner determined by the Corporation, that any option held by the Participant at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of Federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the Fair Market Value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the exercise price under the option multiplied by (b) the number of shares of Common Stock subject to the option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment."

NAVISTAR 1998 SUPPLEMENTAL STOCK PLAN

WHEREAS, Navistar International Corporation (the "Corporation") maintains the Navistar 1998 Supplemental Stock Plan, as it may be amended from time to time (the "1998 Supplemental Plan"); and

WHEREAS, the 1998 Supplemental Plan, in relevant part, generally reserves to the Committee on Compensation and Governance of the Corporations' Board of Directors (n/k/a the Compensation Committee) (the "Committee") the right to modify the 1998 Supplemental Plan at any time subject to limitations not applicable here;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby amends the 1998 Supplemental Plan, effective as of the date of these resolutions, as follows:

1. A new sentence is added at the end of Section VII to read in its entirety as follows:

"Notwithstanding the first sentence of this Section VII, in no event shall the Plan or any option be amended to eliminate or otherwise adversely affect the election rights provided to a Participant pursuant to Section XI of the Plan without the written consent of the affected Participant."

2. A new Section XI is added to read in its entirety as follows:

"SECTION XI
SPECIAL RULE UPON CERTAIN CHANGES IN CONTROL

Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, each Participant may elect, in a form and manner determined by the Corporation, that any option held by the Participant at the time of the Change in Control whose exercise in accordance with the terms of the Plan is prohibited at the time of the Change in Control by reason of the application of Federal or state securities laws shall be canceled effective as of the Change in Control in exchange for a cash payment from the Corporation equal to (i) (a) the excess (if any) of the value per share of Common Stock provided to stockholders of the Corporation generally in connection with the Change in Control (or, if none, the Fair Market Value of a share of Common Stock on the date of the Change in Control or, if not a trading day, on the last trading day preceding the date of the Change in Control) over the exercise price under the option multiplied by (b) the number of shares of Common Stock subject to the option, less (ii) the statutory minimum withholding tax that may be due by reason of such payment."